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                                                                   EXHIBIT 10(e)


                           SOUTHSIDE BANCSHARES CORP.
                             1998 STOCK OPTION PLAN


                          SECTION I. GENERAL PROVISIONS

A.       PURPOSE OF PLAN

         The purpose of the Southside Bancshares Corp. 1998 Stock Option Plan (the "Plan") is to enhance the profitability and value of the Company for the benefit of its shareholders by providing for stock options to attract, retain and motivate officers and other key employees who make important contributions to the success of the Company.

B.       DEFINITIONS

         1. "Bank" means Southside National Bank in St. Louis.

         2. "Board" means the Board of Directors of the Company.

         3. "Cause" means

              (i) Any willful misconduct by an Employee or a member of the Board of Directors of the Company and/or the Bank resulting in indictment for an alleged felony; or

              (ii) A violation by an Employee of any material provision of the Employee's Employment Agreement; or

              (iii) Any willful failure (other than a failure resulting from disability or death) by an Employee substantially to perform any reasonable directions of the Company's Board of Directors or the Bank's Board of Directors within sixty (60) days (or such longer period if more than sixty (60) days are required to substantially perform such directions with reasonable diligence and the Employee has commenced performance within such sixty (60) days) after written demand for substantial compliance by the Boards, which written demand is to specifically identify the manner in which the Boards believe that Employee has not substantially performed.

         4. "Change in Control" means the first day any one or more of the following conditions shall have been satisfied:

              (i) Any individual, corporation (other than the Company), partnership, trust, association, pool, syndicate, or any other entity or any group of persons (other than the Southside Bancshares Corp. 1993 Non-Qualified Employee Stock Ownership Plan) acting in concert becomes the beneficial owner, as that concept is defined in Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act, of the

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         securities of the Company and/or the Bank possessing twenty-five percent (25%) or more of the voting power for the election of directors of the Company and/or the Bank;

             (ii) There shall be consummated any consolidation, merger or other business combination involving the Company and/or the Bank or the securities of the Company and/or the Bank in which holders of voting securities of the Company and/or the Bank, as the case may be, immediately prior to such consummation own, as a group, immediately after such consummation, voting securities of the Company and/or the Bank, as the case may be (or if the Company or the Bank does not survive such transaction(s), voting securities of the corporation(s) surviving such transaction(s)) having less than fifty percent (50%) of the total voting power in an election of directors of the Company and/or the Bank (or such other surviving corporation(s)), or

             (iii) During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the directors of the Company and/or the Bank cease for any reason to constitute at least a majority thereof; or

             (iv) Removal by the stockholders of the Company and/or the Bank of all or a majority of the incumbent directors of the Company or the Bank, respectively, other than a removal for Cause; or

             (v) There shall be consummated any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company and/or the Bank (on a consolidated basis) to a party which is not controlled by or under common control with the Company and/or the Bank, as the case may be.

         5. "Committee" means the committee the Board may designate to administer the Plan. The Committee shall be comprised of at least three non-Employee members of the Board.

         6. "Common Stock" means Southside Bancshares Corp. common stock.

         7. "Company" means Southside Bancshares Corp.

         8. "Corporate Officer" means the President, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer of the Company.

         9. "Employee" means any person who is employed by the Company or an Subsidiary.

         10. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         11. "Fair Market Value" of any class or series of Stock means the fair and reasonable value thereof as determined by the Committee according to prices in trades as reported on the Nasdaq. If there are no prices so reported or if, in the opinion of the Committee, such reported

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prices do not represent the fair and reasonable value of the Stock, then the
Committee shall determine Fair Market Value by any means it deems reasonable under the circumstances.

         12. "Incentive Stock Option" means an option to purchase Stock which satisfies the requirements set forth in Section 422 of the Internal Revenue Code of 1986, as amended.

         13. "Non-Qualified Stock Option" means an option to purchase Stock which does not satisfy the requirements set forth in Section 422 of the Internal Revenue Code of 1986, as amended.

         14. "Plan" means the Southside Bancshares Corp. 1998 Stock Option Plan.

         15. "Stock" means the Common Stock or any other authorized class or series of common stock or any such other security outstanding upon the reclassification of any of such classes or series of common stock, including, without limitation, any stock split-up, stock dividend, creation of targeted stock, or other distributions of stock in respect of stock, or any reverse stock split-up, or recapitalization of the Company or any merger or consolidation of the Company with any Affiliate.

         16. "Stock Option" means an option to purchase Stock granted under
Section II of the Plan.

         17. "Subsidiary" means Bank and any other "subsidiary corporation" of the Company as defined in Section 424(f) (or any successor provision) of the Code.

C.       SCOPE OF PLAN AND ELIGIBILITY

1. Any Employee selected by the Committee shall be eligible for the Stock Options granted under Section II of the Plan.

D.       AUTHORIZATION AND RESERVATION

1. There shall be established a reserve of 250,000 authorized shares of Common Stock, which shall be the total number of shares of Common Stock that may be issued pursuant to Stock Options. The following principles will apply in determining the number of shares of Stock issued pursuant to Stock Options:

             (i) The number of shares underlying a Stock Option shall be counted against the Plan reserve at the time of grant.


             (ii) Shares which underlie Stock Options that (in whole or part) expire, terminate, are forfeited, or otherwise become non-payable, or which are recaptured by the Company in connection with a forfeiture event, may be re-used in new grants to the extent of such expiration, termination, forfeiture, non-payability, or recapture.

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         2. The reserves may consist of authorized but unissued shares of Common
Stock or of reacquired shares, or both.

         3. The maximum aggregate number of shares of Common Stock with respect to which Stock Options may be granted in any one fiscal year to any single Employee shall be 50,000 shares.

E.       GRANT OF STOCK OPTIONS AND ADMINISTRATION OF THE PLAN

         1. The Committee shall determine those Employees eligible to receive Stock Options and the amount, type and terms of each Stock Option, subject to the provisions of the Plan, and it shall have the power to delegate responsibility to others to assist it in making such determinations. Except to the extent prohibited by Rule 16b-3, the Committee may accelerate the date on which any Stock Option or Common Stock issued pursuant to a Stock Option shall vest and may remove any restrictions on such Stock Option or Common Stock at any time after grant and for any reason the Committee deems appropriate. The Committee shall be comprised of (i) "outside directors" within the meaning of
Section 162(m) of the Code, subject to any transitional rules applicable to the definition of outside director, and (ii) at least three "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, or otherwise qualified to administer this Plan as contemplated by that Rule or any successor Rule under the Exchange Act. In making any determinations under the Plan, the Committee shall be entitled to rely on reports, opinions or statements of officers or employees of the Company, as well as those of counsel, public accountants and other professional or expert persons. All determinations, interpretations and other decisions under or with respect to the Plan or any Stock Option by the Committee shall be final, conclusive and binding upon all parties, including without limitation, the Company, any Employee and any other person with rights to any Stock Option under the Plan, and no member of the Committee shall be subject to individual liability with respect to the Plan.

         2. The Committee shall administer the Plan and, in connection therewith, it shall have full power to construe and interpret the Plan, establish rules and regulations and perform all other acts it believes reasonable and proper, including the power to delegate responsibility to others to assist it in administering the Plan.

                            SECTION II. STOCK OPTIONS

A.       DESCRIPTION

         The Committee may grant Stock Options with respect to any class or series of Stock. The Committee may grant Stock Options that qualify as Incentive Stock Options and it may grant Non-Qualified Stock Options.

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B.       TERMS AND CONDITIONS

         1. Each Stock Option shall be set forth in a written agreement containing such terms and conditions as the Committee may determine, subject to the provisions of the Plan.

         2. Except as otherwise provided herein, the purchase price of any shares exercised under any Stock Option must be paid in full upon such exercise. The payment shall be made in such form, which may be cash, Stock (through delivery of Stock or by attestation or other deemed or constructive delivery) or any other property, as the Committee may determine. The Committee may permit a Participant to elect to pay the exercise price upon the exercise of a Stock Option by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any withholding tax resulting from such exercise. The Committee may also permit other forms of cashless exercise. The Committee, in its discretion may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of a Stock Option as the Committee determines to be desirable.

         3. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the date such option is granted.

         4. The option price of shares subject to any Stock Option shall not be less than the Fair Market Value of the appropriate class or series of Stock at the time the option is granted.

         5. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Stock with respect to which Stock Options are exercisable for the first time by any Employee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. To the extent the $100,000 limitation is exceeded, the Stock Options will be treated as Non-Qualified Stock Options.

         6. All options will become immediately exercisable in the event of a Change in Control.

C.       PERIOD OF EXERCISE

         Unless otherwise provided herein, a Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

                    SECTION III. FORFEITURE OF STOCK OPTIONS

         The Committee may include in any Stock Option agreement any provision relating to forfeitures of Stock Options that it deems appropriate. Such forfeiture provisions may include, among others, prohibitions on competing with the Company and its Subsidiaries and other detrimental conduct. Forfeiture provisions may differ among Stock Options of the same type. As

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used in the Plan, a "forfeiture" of a Stock Option includes the recapture of economic benefits derived from a Stock Option, as well as the forfeiture of a Stock Option itself; however, the Committee may define the term more narrowly in specific Stock Option agreements or contexts.

         Stock Option agreements may provide for any forfeiture provision to terminate or be waived upon a Change in Control. In its discretion, the Committee may provide in any Stock Option agreement for the termination of any forfeiture provision upon the happening of any specified event, and may terminate or waive any forfeiture provision by action taken after grant.

                   SECTION IV. DEATH OF STOCK OPTION RECIPIENT

         The Committee, in its discretion, may determine the disposition of Stock Options in the event of the death of an Employee.

         To the extent permitted by the Committee in its sole discretion, a Stock Option recipient may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the recipient, a Stock Option. The Committee reserves the right to review and approve beneficiary designations. A recipient may from time to time revoke or change any such designation or beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Stock Option, the Committee may determine to recognize only an exercise by the legal representative of the recipient, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

                      SECTION V. OTHER GOVERNING PROVISIONS

A.       TRANSFERABILITY

         Except as otherwise noted herein, no Stock Option shall be transferable other than by beneficiary designation, will or the laws of descent and distribution, and any right granted under a Stock Option may be exercised during the lifetime of the holder thereof only by him or by his guardian or legal representative; provided, however, that the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to (i) revocable trusts for the benefit of immediate family members which qualify as grantor trusts for Federal income tax purposes, (ii) to immediate family members, and (iii) to partnerships whose only partners are immediate family members. The transferee of a transferable Non-Qualified Stock Option is subject to all conditions applicable to the transferable Non-Qualified Stock Option prior to its transfer except that the transferee may not avail himself of the limited transferability proviso of this Section V.A.

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B.       RIGHTS AS A SHAREHOLDER

         A recipient of a Stock Option shall, unless the terms of the Stock Option provide otherwise, have no rights as a shareholder, with respect to any Stock Options or shares which may be issued in connection with the Stock Option until the issuance of a Stock certificate for such shares, and no adjustment other than as stated herein shall be made for dividends or other rights for which the record date is prior to the issuance of such Stock certificate. In lieu of actual issuance of Stock certificates, the Company may elect to maintain bookkeeping records of stock ownership until such time as an Employee requests stock certificates.

C.       GENERAL CONDITIONS OF STOCK OPTIONS

         No Employee or other person shall have any right with respect to this Plan, the shares reserved or in any Stock Option, contingent or otherwise, until written evidence of the Stock Option shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan applicable to such recipient have been met.

D.       RESERVATION OF RIGHTS OF COMPANY

         The selection of an Employee for any Stock Option shall not give such person any right to continue as an Employee and the right to discharge with or without cause any Employee is specifically reserved.

E.       ACCELERATION

         The Committee may, in its sole discretion, accelerate the date of exercise of any Stock Option.

F.       EFFECT OF CERTAIN CHANGES

         In the event of any extraordinary dividend, stock split-up, stock dividend, issuance of any targeted stock, recapitalization, warrant or rights issuance or combination, exchange or reclassification with respect to any outstanding class or series of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, the Committee or its delegee shall cause such equitable adjustments as it deems appropriate to be made to the shares reserved and the other share limitations under Section I.D. of the Plan and the terms of outstanding Stock Options to reflect such event and preserve the value of such Stock Options. In the event the Committee determines that any such event has a minimal effect on the value of Stock Options, it may elect not to cause any such adjustments to be made. In all events, the determination of the Committee or its delegee shall be conclusive. If any such adjustment would result in a fractional security being issuable or awarded under this Plan, such fractional security shall be disregarded.

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G.       WITHHOLDING OF TAXES

         The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Stock Option The recipient may elect, subject to approval by the Committee, to have shares of Stock withheld by the Company in satisfaction of such taxes, or to deliver other shares of Stock owned by the recipient in satisfaction of such taxes. With respect to Corporate Officers or other recipients subject to Section 16(b) of the Exchange Act, the Committee may impose such other conditions on the recipient's election as it deems necessary or appropriate in order to exempt such withholding from the penalties set forth in said Section 16(b). The number of shares to be withheld or delivered shall be calculated by reference to the Fair Market Value of the appropriate class or series of Stock on the date that such taxes are determined.

H.       NO WARRANTY OF TAX EFFECT

         No opinion is expressed nor warranties made as to the effect for federal, state or local tax purposes of any Stock Option.

I.       AMENDMENT OF PLAN

         The Board may, from time to time, amend, suspend or terminate the Plan in whole or in part, and if terminated may reinstate any or all of the provisions of the Plan, except that no amendment, suspension or termination may apply to the terms of any Stock Option (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination without the recipient's consent. Any such action of the Board may be taken without the approval of the Company's shareholders, but only to the extent that such shareholder approval is not required by applicable law or regulation, including specifically the Internal Revenue Code of 1986, as amended, or Rule 16b-3 promulgated under the Exchange Act.

J.       CONSTRUCTION OF PLAN

         The place of administration of the Plan shall be in the State of Missouri, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws, but not the laws pertaining to choice of laws, of the State of Missouri.

                       SECTION VI. EFFECTIVE DATE AND TERM

         Subject to the approval of the shareholders of the Company, this Plan shall be effective April 23, 1998; provided, however, that to the extent that Stock Options are made under the Plan prior to its approval by shareholders, they shall be contingent on approval of the Plan by the shareholders of the Company. The Plan shall continue in effect until December 31, 2007, when it shall terminate. Upon termination, any balances in the Stock reserve established in Section I.D. shall be canceled, and no Stock Options shall be granted under the Plan thereafter. The Plan shall

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continue in effect, however, insofar as is necessary to complete all of the
Company's obligations under outstanding Stock Options and to conclude the administration of the Plan.

                                     SOUTHSIDE BANCSHARES CORP.



                                     By: /s/ Thomas M. Teschuer
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